UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




  Date of report (Date of earliest event reported):  January 27, 2003




                       LASALLE HOTEL PROPERTIES
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




4800 Montgomery Lane, Suite M25, Bethesda, MD          20814
---------------------------------------------        ----------
(Address of principal executive offices)             (Zip Code)




   Registrant's telephone number, including area code:  301/941-1500




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     The following exhibit is included with this Report:

     Exhibit 99  Press release dated January 27, 2003 issued by
                 LaSalle Hotel Properties.



ITEM 9.  REGULATION FD DISCLOSURE

     On January 27, 2003, LaSalle Hotel Properties issued a press release announcing that Ms. Kelly L. Kuhn has been elected to the Company's Board of Trustees. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.





NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES



Dated:  January 27, 2003          By:  /s/ HANS S. WEGER
                                       ------------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer

                             EXHIBIT INDEX
                             -------------




Exhibit Number        Description
--------------        -----------


  99                  Press release dated January 27, 2003 issued by
                      LaSalle Hotel Properties.